UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 19, 2007

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Disposition of Assets.

    On  November 19, 2007, in conjunction with El Paso’s public offering of master limited partnership (MLP) units, we distributed certain entities and assets (primarily our wholly-owned subsidiaries, Southern LNG Inc. (SLNG) and Elba Express Company, LLC (Elba Express) as well as our 50 percent interest in Citrus Corp. (Citrus)) to El Paso and received a capital contribution from El Paso.  In addition, we previously converted our legal structure into a general partnership and accordingly will no longer subject to income taxes.

This Current Report on Form 8-K is being filed to present the pro forma impacts of these transactions on our historical financial statements.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The accompanying unaudited pro forma financial statements are based on our historical interim condensed consolidated balance sheet and statements of income derived from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and our historical consolidated statements of income derived from our Annual Report on Form 10-K for the year ended December 31, 2006. These unaudited pro forma financial statements are adjusted for the effects of the dispositions of assets, capital contribution, and change in legal structure as described above. The unaudited pro forma consolidated balance sheet as of September 30, 2007, assumes these events occurred on the balance sheet date, while the unaudited pro forma consolidated statements of income for the nine months ended September 30, 2007 and 2006 and the years ended December 31, 2006, 2005, and 2004 assume these events occurred at the beginning of the earliest period presented (January 1, 2004). These unaudited pro forma financial statements should be read in conjunction with the historical interim condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 and should not be construed to be indicative of future results or results that actually would have occurred had the dispositions of assets, capital contribution, and change in legal structure occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to the dispositions of assets, capital contribution, and change in legal structure.

Subsequent to the completion of El Paso’s MLP unit offering, we intend to repurchase approximately $289 million of debt utilizing cash proceeds from repayment of our notes receivable under the cash management program with El Paso.  Because the repurchase will not occur until after the offering and because the overall amount we will successfully repurchase is uncertain, the impact of these transactions have not been reflected in the accompanying unaudited pro forma consolidated financial statements.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

ASSETS
Current assets
Accounts receivable, net	$38	$(5)	(a)	$33
Notes receivable from affiliates	50	(50)	(e)	—
Other	29	(7)	(a)	17
		(5)	(e)

Total current assets	117	(67)		50
Property, plant and equipment, net	2,416	(309)	(a)	2,107
Other assets
Investments in unconsolidated affiliates	642	(559)	(b)	83
Notes receivable from affiliates	366	451	(d)	524
		(293)	(e)
Regulatory assets	53	(21)	(a)	32
Other	32	2	(a)	34

Total assets	$3,626	$(796)		$2,830

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$46	(2)	(a)	$44
Current maturities of long-term financing obligations	148	—		148
Taxes payable	103	(32)	(a)	17
		(54)	(e)
Other	31	(2)	(a)	29
Total current liabilities	328	(90)		238
Long-term debt, less current maturities	1,098	—		1,098
Other liabilities
Deferred income taxes	351	(57)	(a)	—
		(294)	(e)
Other	49	(14)	(a)	35
Commitments and contingencies
Stockholder’s equity/partners’ capital	1,800	(233)	(a)	1,459
		(559)	(b)
		451	(d)
Total liabilities and equity	$3,626	$(796)		$2,830

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2007

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$406	$(51)	(c)	$355
Operating expenses
Operation and maintenance	142	(24)	(c)	118
Depreciation and amortization	44	(6)	(c)	38
Taxes, other than income taxes	22	(5)	(c)	17
	208	(35)		173
Operating income	198	(16)		182
Earnings from unconsolidated affiliates	77	(66)	(c)	11
Other income, net	12	(2)	(c)	10
Interest and debt expense	(65)	(1)	(c)	(66)
Affiliated interest income, net	16	3	(f)	19
Income before income taxes	238	(82)		156
Income taxes	73	(73)	(e)	—
Net income	$165	$(9)		$156

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2006

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$392	$(48)	(c)	$344
Operating expenses
Operation and maintenance	143	(16)	(c)	127
Depreciation and amortization	41	(5)	(c)	36
Taxes, other than income taxes	21	(2)	(c)	19
	205	(23)		182
Operating income	187	(25)		162
Earnings from unconsolidated affiliates	58	(48)	(c)	10
Other income, net	6	(2)	(c)	4
Interest and debt expense	(71)	(1)	(c)	(72)
Affiliated interest income, net	14	5	(f)	19
Income before income taxes	194	(71)		123
Income taxes	61	(61)	(e)	—
Net income	$133	$(10)		$123

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2006

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$528	$(65)	(c)	$463
Operating expenses
Operation and maintenance	193	(24)	(c)	169
Depreciation and amortization	55	(6)	(c)	49
Taxes, other than income taxes	28	(4)	(c)	24
	276	(34)		242
Operating income	252	(31)		221
Earnings from unconsolidated affiliates	78	(62)	(c)	16
Other income, net	9	(2)	(c)	7
Interest and debt expense	(94)	(1)	(c)	(95)
Affiliated interest income, net	18	6	(f)	24
Income before income taxes	263	(90)		173
Income taxes	79	(79)	(e)	—
Net income	$184	$(11)		$173

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2005

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$477	$(40)	(c)	$437
Operating expenses
Operation and maintenance	177	(21)	(c)	156
Depreciation and amortization	51	(4)	(c)	47
Gain on sale of long-lived assets	(9)	—		(9)
Taxes, other than income taxes	30	(5)	(c)	25
	249	(30)		219
Operating income	228	(10)		218
Earnings from unconsolidated affiliates	80	(66)	(c)	14
Other income, net	22	(14)	(c)	8
Interest and debt expense	(93)	(4)	(c)	(97)
Affiliated interest income, net	11	5	(f)	16
Income before income taxes	248	(89)		159
Income taxes	74	(74)	(e)	—
Net income	$174	$(15)		$159

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2004

	SNG	Pro Forma		SNG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$527	$(42)	(c)	$485
Operating expenses
Operation and maintenance	206	(20)	(c)	186
Depreciation and amortization	50	(4)	(c)	46
Taxes, other than income taxes	25	(2)	(c)	23
	281	(26)		255
Operating income	246	(16)		230
Earnings from unconsolidated affiliates	78	(65)	(c)	13
Other income, net	9	(6)	(c)	3
Interest and debt expense	(94)	(1)	(c)	(95)
Affiliated interest income, net	4	2	(f)	6
Income before income taxes	243	(86)		157
Income taxes	74	(74)	(e)	—
Net income	$169	$(12)		$157

See accompanying notes.

SOUTHERN NATURAL GAS COMPANY

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

Southern Natural Gas Company Historical

These amounts represent our historical interim condensed consolidated balance sheet as of September 30, 2007, our historical interim condensed consolidated statements of income for the nine month periods ended September 30, 2007 and 2006, each derived from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and our historical consolidated statements of income for the years ended December 31, 2006, 2005, and 2004 derived from the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Pro Forma Adjustments

Asset Distributions

Our historical amounts have been adjusted to eliminate historical results and balances related to certain transactions in conjunction with El Paso’s MLP unit offering, including distributions to El Paso or its subsidiaries of our equity investment in Citrus and our wholly-owned subsidiaries, SLNG and Elba Express. Citrus was accounted for as an equity investment as of and for the periods presented. Entries are as follows:

(a) To eliminate the carrying values of the assets and liabilities distributed to El Paso or its subsidiaries;

(b) To eliminate our historical equity earnings and equity investment from Citrus; and

(c) To reflect the pro forma effects of the distributions on our consolidated statements of income.

Change in Legal Structure

Our historical amounts have been adjusted to reflect the settlement of income tax and certain other tax balances to reflect the conversion of us into a general partnership and related transactions as follows:

(d) To reflect a capital contribution from El Paso primarily to settle income tax and certain other tax balances with the partners; and

(e) To reflect the settlement of income tax and certain other tax balances and related tax expenses with the partners through the cash management program with El Paso.

Other

(f) To reflect the interest impact of the net change to the September 30, 2007 notes receivable balance from El Paso and affiliates under the cash management program.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  November 21, 2007